UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Two Harbors Investment Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 17, 2017 TWO HARBORS INVESTMENT CORP. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. TWO HARBORS INVESTMENT CORP. 590 Madison Avenue, 36th Floor New York, NY 10022 0000327328_1 R1.0.1.15 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 23, 2017 Date: May 17, 2017Time: 9:00 AM CDT Location: The Grand Hotel 615 2nd Avenue South Minneapolis , MN 55402

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods possession  available and follow the instructions. marked by the arrow 0000327328_2 R1.0.1.15 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Notice & Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 02, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposal(s): The Board of Directors recommends you vote FOR 1 YEAR on the following proposal: 3. Advisory vote relating to the frequency of future advisory votes on executive compensation. 1. Election of Directors Nominees E. Spencer Abraham 1A 1B James J. Bender The Board of Directors recommends you vote FOR the following proposal: 1C Stephen G. Kasnet 4. Ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2017. 1D Lisa A. Pollina 1E William Roth NOTE: The proxies are authorized to vote in their discretion on any matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. 1F W. Reid Sanders 1G Thomas E. Siering 1H Brian C. Taylor 1I Hope B. Woodhouse The Board of Directors recommends you vote FOR the following proposal: 2. Advisory vote on the compensation of our executive officers. 0000327328_3 R1.0.1.15 Voting items

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